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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------


        Date of Report (Date of Earliest Event Reported): August 1, 2001


                            FACTORY CARD OUTLET CORP.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


             21859                                        36-3652087
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   (Commission File Number)                 (I.R.S. Employer Identification No.)


2727 DIEHL ROAD
NAPERVILLE, ILLINOIS                                            60563-2371
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(Address of Principal Executive offices)                        (Zip Code)


                                 (630) 579-2000
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               (Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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NY2:\1073354\02\N07#02!.DOC\44336.0003

ITEM 5.    OTHER EVENTS.

           On or about August 1, 2001, Factory Card Outlet Corp. and Factory Outlet of America Ltd. (collectively, the "Company") sent a letter to Factory Card Holdings, Inc. ("FCH"), pursuant to which the Company and the Official Committee of Unsecured Creditors appointed in the Company's chapter 11 cases (the "Creditors' Committee") stated that, for the reasons set forth therein, they had no further obligations to FCH under that certain Agreement on Plan of Reorganization of Factory Card Outlet Corp. dated March 26, 2001, among FCH, the Company and the Creditors' Committee.

           A copy of the letter to FCH is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

           In addition, on or about July 31, 2001, the Company executed the Ninth Amendment to Debtor In Possession Loan and Security Agreement (the "Amendment"). Pursuant to the Amendment, the maturity date of the Company's debtor in possession financing facility will be extended to February 1, 2002. The Amendment also provides, inter alia, that the amount of the facility will increase from $32,500,000 to $35,000,000 and contains provisions for a special seasonal "overadvance" through November 30, 2001. The Amendment was approved by the Bankruptcy Court on August 20, 2001.

           A copy of the Amendment is attached hereto as Exhibit 10.2 and is incorporated herein by reference.





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
ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibit No.       Exhibit
-----------       -------

10.1 Letter from Factory Card Outlet Corp. to Factory Card Holdings, Inc. dated August 1, 2001.

10.2 Ninth Amendment to Debtor and Possession Loan and Security Agreement, dated as of July 31, 2001, by and among Factory Card Outlet of America Ltd., as Borrower, and Wells Fargo Retail Finance, LLC (successor in interest to Foothill Capital Corporation and Paragon Capital, LLC), as Agent and Lender, and the financial institutions a party thereto, as Lenders.









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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FACTORY CARD OUTLET CORP.


Date: August 21, 2001              By: /s/ James D. Constantine
                                       ---------------------------------------
                                       James D. Constantine
                                       Senior Vice-President and
                                        Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.       Exhibit
-----------       -------

10.1 Letter from Factory Card Outlet Corp. to Factory Card Holdings, Inc. dated August 1, 2001.

10.2 Ninth Amendment to Debtor and Possession Loan and Security Agreement, dated as of July 31, 2001, by and among Factory Card Outlet of America Ltd., as Borrower, and Wells Fargo Retail Finance, LLC (successor in interest to Foothill Capital Corporation and Paragon Capital, LLC), as Agent and Lender, and the financial institutions a party thereto, as Lenders.











                                       5